Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	153,100.00
Total Offset Amount	0.00
Net Fee	$ 153,100.00
Final Prospectus	false